UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): August 6, 2008
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On August 6, 2008, Graphic Packaging Holding Company (the “Company”) issued a press release reporting its second quarter 2008 results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated August 6, 2008 reporting second quarter 2008 results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY (Registrant)
Date: August 7, 2008	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung Senior Vice President, General Counsel and Secretary